UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2009
Date of Report
(Date of earliest event reported)

QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

001-12537	95-2888568
(Commission File No.)	(IRS Employer Identification Number)

18111 Von Karman Avenue, Suite 600
Irvine, California 92612
(Address of Principal Executive Offices)

(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition

As indicated on the Form 8-K filed on August 4, 2009, a copy of the transcript from the conference call concerning its financial performance for the period ended June 30, 2009, is attached to this Form 8-K as Exhibit 99.1.  The conference call contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01           Financial Statements and Exhibits

(d)                      Exhibits.
99.1	Transcript of conference call held on July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2009 Quality Systems, Inc.

By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

INDEX TO EXHIBITS

   Exhibit
Number                Description

99.1	Transcript of conference call held on July 30, 2009.